Supplemental Information 2021

Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 Financial Information Consolidated Balance Sheet - GAAP 6 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 7 Consolidated Statements of Operations - GAAP 8 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 9 10 Net Operating Income 11 - 12 Management Fee Income 13 Capital Expenditure Summary 14 Debt Overview 15 Debt Covenant Compliance 16 Debt Maturities 17 Summary of Unconsolidated Joint Ventures 18 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 19 Property Overview - Square Feet & Occupancy 20 Occupancy Summary 21 Leasing Summary 22 Lease Expiration Schedule 23 Lease Expiration by Market 24 Top 20 Tenants & Tenant Industry Profile 25 Transaction Activity (1/1/19 - 10/27/21) 26 - 27 Development Projects 28 Additional Information 29 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 29 30 30 31 - 32 33 - 34 Definitions 35 Forward Looking Statements: Supplemental Information - Q3 2021 2 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our guidance and underlying assumptions; our undertaking of a comprehensive strategic alternatives review process; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; the impact of the COVID-19 pandemic on our results of operations; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: risks affecting the real estate industry and the office sector, in particular (such as the inability to enter into new leases, dependence on tenants' financial condition, and competition from other owners of real estate); risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate market developments in our target markets; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third -party response to, the COVID-19 pandemic; the impact of social distancing, shelter-in- place, border closings, travel restrictions, remote work trends and similar governmental and private measures taken to combat the spread of COVID-19; future developments involving our ongoing strategic alternatives review process, as well as costs, expenses and disruption associated with such strategic alternatives review process; risks relating to the use of debt to fund acquisitions; availability and terms of financing; the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks relating to repositioning our portfolio; risks relating to reduced demand for, or over supply of, office space in our markets, including increased sublease availabilities; risks relating to acquisition and disposition activities; the ability to successfully integrate our operations and employees in connection with the acquisition of Normandy Real Estate Management, LLC (“Normandy”); the ability to realize anticipated benefits and synergies of the acquisition of Normandy; risks associated with our ability to continue to qualify as a real estate investment trust (“REIT”); risks associated with possible cybersecurity attacks against us or any of our tenants; potential liability for uninsured losses and environmental contamination; potential adverse impact of market interest rates on the market price for our securities; and risks associated with our dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2020, and subsequently filed periodic reports. On the Cover: 799 Broadway, New York (terrace). Columbia Property Trust, Inc. Table of Contents Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Columbia Property Trust, Inc. Q3 2021 Executive Summary Supplemental Information – Q3 2021 3 Financial Highlights & Guidance: • For the third quarter of 2021, net loss was $10.2 million, or $0.09 per diluted share (page 8), Normalized FFO (NFFO)(1) was $35.0 million, or $0.30 per diluted share/unit (page 10), cash flows from operations were $33.6 million (page 29), and Adjusted FFO (AFFO)(1) was $27.6 million (page 10). • Due to the pending acquisition of Columbia Property Trust by PIMCO, the Company has withdrawn its 2021 guidance. Transactional and Operational Highlights: • As of September 30, 2021, our portfolio is 87.9% leased and 87.1% occupied (page 20). We leased 59,740 square feet during the quarter with positive GAAP and cash rent releasing spreads of 44.7% and 28.7%, respectively (page 22). This includes an approximately 25,000-square-foot lease at 799 Broadway in New York. This is the first lease to be secured at this new ground-up office development. • On July 23, 2021, the acquisition loan at our Terminal Warehouse Joint Venture was replaced with a construction loan with a total capacity of $1,248.7 million, which matures on July 23, 2025, with two one-year extension options. Columbia and certain joint venture partners entered into a completion guaranty in connection with the construction loan. • We have collected 98.3% (99.0% office tenants) of our third quarter rents and executed deferral agreements on another 0.2%. Capital Structure: • As of September 30, 2021, we had access to $486.0 million of borrowing capacity under our Revolving Credit Facility (page 15), and cash on hand of $64.5 million (pages 6 and 7), with a net debt(2) to real estate asset ratio of 32.8% (page 15), and no mortgage debt on any of our consolidated properties. • We paid the third quarter dividend of $0.21 per share ($0.84 annualized) (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics to the most directly comparable financial measures calculated and presented in accordance with GAAP, see pages 29 - 35. (2) Net debt is calculated by reducing our debt balance for cash on hand.

Columbia Property Trust, Inc.
Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in New York, San Francisco, Washington D.C., and Boston. The Columbia team is deeply experienced in transactions, asset management and repositioning, leasing, development, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 15 operating properties that contain 6.2 million rentable square feet, as well as four properties under development or redevelopment, and also has approximately 8.0 million square feet under management for private investors and third parties. Columbia has investment-grade ratings from both Moody's and S&P Global Ratings. For more information, please visit www.columbia.reit.

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through subsidiaries. This report includes financial and operating information of our wholly-owned investments, and of our proportional interests in investments owned through consolidated and unconsolidated subsidiaries as appropriate. We calculate Funds From Operations ("FFO") based on amounts attributable to our common stockholders, which includes earnings from investments owned directly, and our proportional share of earnings from investments owned through consolidated and unconsolidated subsidiaries. We recognize that proportional financial data may not depict all of the legal and economic implications of our interests in partially owned subsidiaries.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Jeffrey K. Gronning
Executive Vice President
Chief Investment Officer

Kevin A. Hoover
Executive Vice President
Portfolio Management

Amy C. Tabb
Executive Vice President
Business Development
& Innovation

Paul H. Teti
Executive Vice President
National Real Estate
Operations

David T. Cheikin
Senior Vice President
New York

Melissa A. Donohoe
Senior Vice President
Private Investor Relations

David S. Dowdney
Senior Vice President
West Coast

Travis W. Feehan
Senior Vice President
Transactions

Wendy W. Gill
Senior Vice President
Chief Accounting Officer

Cheney B. Hickey
Senior Vice President
Financial Reporting

Patrick J. Keeley
Senior Vice President
Washington, D.C.

Eric S. Rubin
Senior Vice President
CREM & Northeast
Real Estate

Michael T. Schmidt
Senior Vice President
West Coast

Stephen K. Smith
Senior Vice President
Property Management

Stephen P. Trapp
Senior Vice President
Construction

Rachel E. Williams
Senior Vice President
Marketing & Communications

Elka L. Wilson
Senior Vice President
Corporate Operations

Board of Directors

Carmen M. Bowser
Independent Director

John L. Dixon
Independent Director

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director
Chair

Michael S. Robb
Independent Director

Thomas G. Wattles
Independent Director

Francis ("Finn") X. Wentworth
Non-Executive Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q3 2021 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	114,162	114,143	114,115	113,926	113,925
Weighted-Average Shares/Units Outstanding - Diluted (1)	117,406	117,901	117,851	117,213	117,189
High Closing Price	$19.09	$19.10	$17.78	$14.87	$13.42
Low Closing Price	$15.55	$17.10	$13.49	$10.43	$10.54
Average Closing Price	$17.41	$18.01	$14.78	$12.70	$11.93
Closing Price (as of period end)	$19.02	$17.39	$17.10	$14.11	$10.91
Dividends / Share (annualized)	$0.84	$0.84	$0.84	$0.84	$0.84
Dividend Yield (annualized) (2)	4.4%	4.8%	4.9%	6.0%	7.7%
Shares/Units Outstanding (2)	118,143	118,148	118,114	117,717	117,729
Market Value of Shares/Units (2)	$2,247,080	$2,054,594	$2,019,749	$1,660,987	$1,284,423
Total Market Capitalization (2) (3)	$3,864,413	$3,644,084	$3,587,454	$3,212,213	$3,224,217
Common Stock Repurchases					
Shares Purchased	-	-	-	-	-
Weighted-Average Price Per Share	-	-	-	-	-
Total Value of Shares Purchased	-	-	-	-	-

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Wolfe Research
Andrew Rosivach
646-582-9250

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Wells Fargo
Thierry Perrein
704-410-3262

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

S&P Global Ratings
Fernanda Hernandez
212-438-1347

(1) Amounts include OP units of 3.244 million, 3.244 million, 3.244 million, 3.264 million, and 3.264 million, respectively.
(2) Based on closing price and ending shares/units for the last trading day of quarter.
(3) Market value of shares/units plus gross debt as of quarter end.

Supplemental Information - Q3 2021 5

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Assets:					
Real estate assets, at cost:					
Land (1)	$ 809,843	$ 809,843	$ 809,843	$ 809,843	$ 809,843
Buildings and improvements (1)	1,836,510	1,841,566	1,843,239	1,841,447	1,826,234
Buildings and improvements, accumulated depreciation	(336,700)	(330,336)	(318,017)	(303,764)	(288,522)
Intangible lease asset	97,642	100,899	101,633	104,022	107,882
Intangible lease asset, accumulated amortization	(58,759)	(59,657)	(57,970)	(57,947)	(58,005)
Construction in progress (2)	160,660	129,987	99,729	83,943	79,628
Real estate assets held for sale	-	-	-	-	254,549
Real estate assets held for sale, accumulated depreciation	-	-	-	-	(46,071)
Total real estate assets	**$ 2,509,196**	**$ 2,492,302**	**$ 2,478,457**	**$ 2,477,544**	**$ 2,685,538**
Operating lease assets	38,021	38,381	38,737	39,165	39,529
Investment in unconsolidated joint ventures (page 8)	1,276,820	1,288,744	1,295,419	1,295,800	1,084,987
Cash and cash equivalents	30,112	21,424	27,093	61,882	272,790
Tenant receivables, net of allowance for doubtful accounts	2,128	2,521	3,320	2,540	2,403
Straight line rent receivable	78,598	75,819	75,744	74,051	78,374
Prepaid expenses and other assets	39,109	43,901	39,718	42,285	33,105
Intangible lease origination costs	54,665	55,385	55,814	56,612	57,714
Intangible lease origination costs, accumulated amortization	(36,808)	(36,549)	(35,662)	(35,161)	(34,376)
Deferred lease costs	79,789	85,387	90,489	90,469	89,300
Deferred lease costs, accumulated amortization	(18,441)	(20,872)	(19,737)	(18,669)	(17,701)
Other assets held for sale	-	-	-	-	18,544
Other assets held for sale, accumulated amortization	-	-	-	-	(2,957)
Goodwill	-	-	-	-	63,806
Total assets	**$ 4,053,189**	**$ 4,046,443**	**$ 4,049,392**	**$ 4,086,518**	**$ 4,371,056**
Liabilities:					
Line of credit and notes payable	$ 614,000	$ 592,000	$ 574,000	$ 560,000	$ 951,000
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(4,317)	(4,665)	(5,015)	(5,367)	(5,713)
Operating lease liabilities	1,194	1,499	1,801	2,185	2,487
Accounts payable, accrued expenses, and accrued capital expenditures	97,080	88,241	82,333	91,493	92,149
Distributions payable	-	-	-	24,038	-
Deferred income	16,044	15,515	16,315	16,155	14,075
Intangible lease liabilities	19,030	21,281	21,281	23,287	27,733
Intangible lease liabilities, accumulated amortization	(7,130)	(8,316)	(7,582)	(8,867)	(11,038)
Liabilities held for sale	-	-	-	-	4,790
Liabilities held for sale, accumulated amortization	-	-	-	-	(718)
Total liabilities	**$ 1,435,901**	**$ 1,405,555**	**$ 1,383,133**	**$ 1,402,924**	**$ 1,774,765**
Equity:					
Common stock	$ 1,149	$ 1,149	$ 1,149	$ 1,145	$ 1,145
Additional paid in capital	4,382,015	4,379,575	4,377,157	4,376,116	4,373,425
Cumulative distributions in excess of earnings	(1,837,746)	(1,803,464)	(1,773,457)	(1,749,811)	(1,824,741)
Other comprehensive loss	(10,726)	(12,302)	(13,704)	(18,201)	(20,341)
Total Columbia Property Trust, Inc. stockholders' equity	**$ 2,534,692**	**$ 2,564,958**	**$ 2,591,145**	**$ 2,609,249**	**$ 2,529,488**
Noncontrolling interest in Columbia Operating Partnership	77,983	71,210	70,307	69,414	61,761
Noncontrolling interest in consolidated joint venture	4,613	4,720	4,807	4,931	5,042
Total equity	**$ 2,617,288**	**$ 2,640,888**	**$ 2,666,259**	**$ 2,683,594**	**$ 2,596,291**
Total liabilities and equity	**$ 4,053,189**	**$ 4,046,443**	**$ 4,049,392**	**$ 4,086,518**	**$ 4,371,056**

(1) As of September 30, 2021, the following amounts relate to the redevelopment of 149 Madison and 101 Franklin, respectively: $59.1 million and $57.1 million in land; $29.0 million and $149.4 million in buildings and improvements.

(2) As of September 30, 2021, the following amounts relate to the redevelopment of 149 Madison, 101 Franklin and 80 M Street, respectively: $45.3 million, $22.3 million, and $49.7 million in construction in progress.

Supplemental Information - Q3 2021 6

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Assets:					
Real estate assets, at cost:					
Land (2)	$ 344,389	$ 344,389	$ 344,389	$ 344,389	$ 311,109
Buildings and improvements (2)	931,968	931,365	930,522	928,260	847,198
Buildings and improvements, accumulated depreciation	(132,655)	(125,030)	(117,376)	(109,620)	(101,972)
Intangible lease asset	41,396	42,628	42,628	42,726	42,717
Intangible lease asset, accumulated amortization	(20,887)	(20,943)	(19,722)	(18,584)	(17,368)
Construction in progress (2)	86,589	80,677	73,380	67,615	57,769
Total real estate assets	**$ 1,250,800**	**$ 1,253,086**	**$ 1,253,821**	**$ 1,254,786**	**$ 1,139,453**
Operating lease assets	54,222	54,994	55,766	56,538	57,340
Cash and cash equivalents	34,409	36,242	35,695	32,178	29,523
Tenant receivables, net of allowance for doubtful accounts	1,050	667	727	1,266	806
Straight line rent receivable	28,375	28,860	29,432	29,867	24,000
Prepaid expenses and other assets	4,873	5,720	5,595	5,021	5,962
Intangible lease origination costs	29,559	30,357	30,357	30,388	30,485
Intangible lease origination costs, accumulated amortization	(14,812)	(14,805)	(13,975)	(13,168)	(12,331)
Deferred lease costs	28,614	28,178	28,162	27,996	25,042
Deferred lease costs, accumulated amortization	(11,312)	(11,208)	(10,496)	(9,767)	(9,002)
Total assets	**$ 1,405,778**	**$ 1,412,091**	**$ 1,415,084**	**$ 1,415,105**	**$ 1,291,278**
Liabilities:					
Line of credit and notes payable	$ 303,333	$ 296,535	$ 293,705	$ 291,226	$ 288,794
Fees on notes payable	(2,392)	(340)	(590)	(805)	(1,120)
Operating lease liabilities	170,888	170,261	169,633	169,006	168,408
Accounts payable, accrued expenses, and accrued capital expenditures	15,233	15,216	14,891	16,778	13,310
Deferred income	6,673	6,527	7,134	8,572	5,451
Intangible lease liabilities	33,504	35,788	35,788	35,845	36,545
Intangible lease liabilities, accumulated amortization	(17,908)	(19,214)	(18,191)	(17,193)	(15,961)
Total liabilities	**$ 509,331**	**$ 504,773**	**$ 502,370**	**$ 503,429**	**$ 495,427**
Total equity	**$ 896,447**	**$ 907,318**	**$ 912,714**	**$ 911,676**	**$ 795,851**
Basis differences, net of $16,019 of accumulated amortization (3)	379,694	380,857	382,133	383,535	288,098
Investment in unconsolidated Real Estate Services Joint Ventures	679	569	572	589	1,038
Investment in unconsolidated joint ventures (page 6)	**$ 1,276,820**	**$ 1,288,744**	**$ 1,295,419**	**$ 1,295,800**	**$ 1,084,987**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 18).

(2) As of September 30, 2020, the following amounts relate to the development of 799 Broadway and Terminal Warehouse, respectively: $72.6 million and $13.3 million in land, $0 million and $65.3 million in buildings and improvements, and $61.7 million and $20.8 million in construction in progress.

(3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q3 2021 7

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Revenues:					
Lease revenues (1)	$ 53,384	$ 53,434	$ 54,309	$ 52,730	$ 72,452
Management fee revenues	9,858	9,988	10,079	10,127	9,632
Other property income	4	-	-	-	-
Total revenues	**$ 63,246**	**$ 63,422**	**$ 64,388**	**$ 62,857**	**$ 82,084**
Operating expenses:					
Property operating costs	20,390	19,823	20,828	21,541	22,021
Depreciation	15,795	15,472	16,531	15,367	17,378
Amortization	4,719	4,878	4,844	6,868	9,584
Impairment loss on goodwill (2)	-	-	-	63,806	-
General and administrative	7,588	7,732	7,945	6,405	8,325
Strategic review costs	2,841	6,454	2,356	-	-
Non-cash compensation expense - OP units	1,527	1,510	1,831	3,190	3,190
Management fee expense	9,157	8,338	9,269	7,522	7,785
Acquisition and restructuring costs	-	-	-	6,174	391
Total operating expenses	**$ 62,017**	**$ 64,207**	**$ 63,604**	**$ 130,873**	**$ 68,674**
Other income (expense):					
Interest expense	(7,314)	(7,421)	(7,536)	(8,363)	(9,483)
Interest and other income	114	(124)	(239)	(81)	(123)
Income tax expense	11	(447)	329	760	(383)
Income from unconsolidated joint ventures (p. 10)	1,540	2,807	7,107	2,098	2,002
Gain on sale of real estate assets	-	-	-	175,272	-
Total other income (expense)	**$ (5,649)**	**$ (5,185)**	**$ (339)**	**$ 169,686**	**$ (7,987)**
Net income (loss)	**$ (4,420)**	**$ (5,970)**	**$ 445**	**$ 101,670**	**$ 5,423**
Less: Net income attributable to non-controlling interest in the Operating Partnership	(5,882)	(36)	(97)	(2,838)	(191)
Less: Net loss attributable to non-controlling interest in consolidated joint venture	149	129	129	136	135
Net income (loss) attributable to CXP stockholders	**$ (10,153)**	**$ (5,877)**	**$ 477**	**$ 98,968**	**$ 5,367**
Weighted-average common shares outstanding - basic	114,162	114,143	114,115	113,926	113,925
Net income (loss) per share - basic	**$ (0.09)**	**$ (0.05)**	**$ 0.00**	**$ 0.87**	**$ 0.05**
Weighted-average common shares outstanding - diluted (3)	114,162	117,901	117,851	117,213	113,925
Net income (loss) per share - diluted	**$ (0.09)**	**$ (0.05)**	**$ 0.00**	**$ 0.87**	**$ 0.05**

(1) Lease revenues include base rent, tenant reimbursements, and lease termination income ($1.4 million - Q3 '21, $0.1 million - Q2 '21, $6.4 million - Q3 '20).

(2) Reflects the write-off of the goodwill recorded in connection with the Normandy acquisition in January due to the near-term effects of COVID-19.

(3) Beginning in Q4 '20, time-based preferred OP units are included in the calculation of fully diluted WASO (3.244 million - Q3 '21, 3.244 million - Q2 '21, 3.244 million - Q1 '21, 3.264 million - Q4 '20).

Supplemental Information - Q3 2021 8

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Revenues:					
Lease revenues (2)	$ 31,019	$ 32,315	$ 32,763	$ 33,384	$ 29,070
Total revenues	**$ 31,019**	**$ 32,315**	**$ 32,763**	**$ 33,384**	**$ 29,070**
Operating expenses:					
Property operating costs	13,222	13,009	9,025	14,107	12,133
Asset management fee expense	620	609	614	625	509
Depreciation	10,045	10,148	10,153	10,283	8,680
Amortization	4,474	4,563	4,584	5,012	4,115
General and administrative	81	40	139	103	95
Total operating expenses	**$ 28,442**	**$ 28,369**	**$ 24,515**	**$ 30,130**	**$ 25,532**
Other income (expense):					
Interest expense	(1,846)	(1,709)	(1,709)	(1,705)	(2,334)
(Gain) loss on interest rate cap	-	-	-	-	(9)
Interest and other income	6	6	7	7	1
Total other income (expense)	**$ (1,840)**	**$ (1,703)**	**$ (1,702)**	**$ (1,698)**	**$ (2,342)**
Income before income tax expense	**$ 737**	**$ 2,243**	**$ 6,546**	**$ 1,556**	**$ 1,196**
Income tax benefit (expense)	(3)	(2)	(4)	(3)	(3)
Income from unconsolidated Real Estate Services Joint Ventures (3)	806	566	565	545	809
Income from unconsolidated joint ventures (p. 8)	**$ 1,540**	**$ 2,807**	**$ 7,107**	**$ 2,098**	**$ 2,002**

(1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 18).

(2) Lease revenues include base rent and tenant reimbursements.

(3) See Management Fee Income schedule on page 13.

Supplemental Information - Q3 2021 9

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net Operating Income (based on GAAP rents)	$ **50,795**	$ **52,917**	$ **57,214**	$ **50,462**	$ **67,366**
Management fee revenues	9,858	9,988	10,079	10,127	9,632
Income from unconsolidated Real Estate Services Joint Ventures (1)	806	566	565	545	809
General and administrative	(7,588)	(7,732)	(7,945)	(6,405)	(8,325)
Management fee expense	(9,157)	(8,338)	(9,269)	(7,522)	(7,785)
Interest expense (net)	(7,200)	(7,545)	(7,774)	(8,444)	(9,607)
Income tax expense	11	(447)	329	760	(383)
Adjustments included in income (loss) from unconsolidated joint ventures	(2,544)	(2,354)	(2,455)	(2,425)	(2,936)
Normalized FFO	$ **34,981**	$ **37,055**	$ **40,744**	$ **37,098**	$ **48,771**
Normalized FFO per share/unit (Basic)	$ **0.30**	$ **0.32**	$ **0.35**	$ **0.32**	$ **0.42**
Normalized FFO per share/unit (Diluted)	$ **0.30**	$ **0.31**	$ **0.35**	$ **0.32**	$ **0.42**
Net Operating Income (based on cash rents)	$ **47,094**	$ **52,221**	$ **54,698**	$ **50,244**	$ **58,164**
Management fee revenues	9,858	9,988	10,079	10,127	9,632
Income from unconsolidated Real Estate Services Joint Ventures (1)	806	566	565	545	809
General and administrative	(7,588)	(7,732)	(7,945)	(6,405)	(8,325)
Strategic review costs	(2,841)	(6,454)	(2,356)	-	-
Management fee expense	(9,157)	(8,338)	(9,269)	(7,522)	(7,785)
Non-cash operating lease expense in G&A	(40)	(40)	(50)	(33)	(30)
Non-cash compensation expense - stock (2)	2,439	2,437	2,314	2,282	2,197
Interest expense - cash (net)	(6,666)	(6,737)	(6,892)	(7,680)	(8,771)
Income tax expense	11	(447)	329	760	(383)
Market value adjustment to investment in Real Estate Funds	(200)	(165)	(239)	(121)	(192)
Other income	311	-	-	-	-
Adjustments included in income (loss) from unconsolidated joint ventures	(2,919)	(2,744)	(2,849)	(2,818)	(3,181)
Maintenance capital (3) (4)	(3,487)	(5,470)	(1,984)	(5,824)	(3,194)
AFFO	$ **27,621**	$ **27,085**	$ **36,401**	$ **33,555**	$ **38,941**
Weighted-average common shares/units outstanding - Basic	117,406	117,388	117,359	117,190	117,189
Weighted-average common shares/units outstanding - Diluted	117,406	117,901	117,851	117,213	117,189

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 35.

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(3) See page 35 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures.

(4) Includes CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q3 2021 10

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net Operating Income (based on GAAP rents)					
Same Store (wholly-owned properties)					
Revenues:					
Lease Revenues (1)	$ 53,417	$ 53,410	$ 54,309	$ 52,114	$ 58,218
Other Property Income	4	-	-	-	-
Total Revenues	**$ 53,421**	**$ 53,410**	**$ 54,309**	**$ 52,114**	**$ 58,218**
Total Operating Expenses	**(20,386)**	**(19,838)**	**(20,794)**	**(21,328)**	**(19,559)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (2)	**$ 33,035**	**$ 33,572**	**$ 33,515**	**$ 30,786**	**$ 38,659**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 17,865**	**$ 19,338**	**$ 23,774**	**$ 18,761**	**$ 19,297**
Same Store NOI (based on GAAP rents)	**$ 50,900**	**$ 52,910**	**$ 57,289**	**$ 49,547**	**$ 57,956**
Net Operating Income from:					
Acquisitions / Development (4), (5)	(105)	(34)	(76)	726	7,003
Dispositions (6)	-	41	1	189	2,407
Net Operating Income (based on GAAP rents)	**$ 50,795**	**$ 52,917**	**$ 57,214**	**$ 50,462**	**$ 67,366**
Net Operating Income (based on cash rents)					
Same Store (wholly-owned properties)					
Revenues:					
Lease Revenues (1)	$ 49,911	$ 52,859	$ 52,105	$ 53,507	$ 52,065
Other Property Income	4	-	-	-	-
Total Revenues	**$ 49,915**	**$ 52,859**	**$ 52,105**	**$ 53,507**	**$ 52,065**
Total Operating Expenses	**(20,289)**	**(19,743)**	**(20,699)**	**(21,233)**	**(19,454)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (2)	**$ 29,626**	**$ 33,116**	**$ 31,406**	**$ 32,274**	**$ 32,611**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 17,648**	**$ 19,148**	**$ 23,436**	**$ 18,022**	**$ 17,136**
Same Store NOI (based on cash rents)	**$ 47,274**	**$ 52,264**	**$ 54,842**	**$ 50,296**	**$ 49,747**
Same Store NOI - % Change (same quarter prior year)	**-5.0%**				
Net Operating Income from:					
Acquisitions / Development (4), (5)	(180)	(84)	(145)	(234)	6,333
Dispositions (6)	-	41	1	182	2,084
Net Operating Income (based on cash rents)	**$ 47,094**	**$ 52,221**	**$ 54,698**	**$ 50,244**	**$ 58,164**

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 35.

(1) Lease revenues include base rent and tenant reimbursements; and lease termination income.

(2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(4) No properties have been acquired since July 1, 2020.

(5) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(6) Reflects activity for the following property sold since July 1, 2020, for all periods presented: 221 Main Street (45% share).

Supplemental Information - Q3 2021 11

Columbia Property Trust, Inc.

Net Operating Income - Year to Date

Unaudited (in thousands)

		Nine Months Ended		
		9/30/2021		9/30/2020
Net Operating Income (based on GAAP rents)				
Same Store (wholly-owned properties)				
Revenues:				
Lease Revenues (1)	$	161,136	$	176,854
Other Property Income		4		7
Total Revenues	**$**	**161,140**	**$**	**176,861**
Total Operating Expenses		**(61,018)**		**(57,330)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (2)	**$**	**100,122**	**$**	**119,531**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$**	**60,977**	**$**	**59,917**
Same Store NOI (based on GAAP rents)	**$**	**161,099**	**$**	**179,448**
Net Operating Income from:				
Acquisitions / Development (4), (5)		(215)		7,594
Dispositions (6)		42		8,689
Net Operating Income (based on GAAP rents)	**$**	**160,926**	**$**	**195,731**
Net Operating Income (based on cash rents)				
Same Store (wholly-owned properties)				
Revenues:				
Lease Revenues (1)	$	154,875	$	162,224
Other Property Income		4		7
Total Revenues	**$**	**154,879**	**$**	**162,231**
Total Operating Expenses		**(60,731)**		**(56,984)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (2)	**$**	**94,148**	**$**	**105,247**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$**	**60,232**	**$**	**54,156**
Same Store NOI (based on cash rents)	**$**	**154,380**	**$**	**159,403**
Same Store NOI - % Change (same period prior year)		**-3.2%**		
Net Operating Income from:				
Acquisitions / Development (4), (5)		(409)		6,188
Dispositions (6)		42		8,506
Net Operating Income (based on cash rents)	**$**	**154,013**	**$**	**174,097**

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 35.

(1) Lease revenues include base rent and tenant reimbursements; and lease termination income.

(2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(4) No properties have been acquired since January 1, 2020.

(5) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(6) Reflects activity for the following properties sold since January 1, 2020, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, and Cranberry Woods Drive.

Supplemental Information - Q3 2021 12

Columbia Property Trust, Inc.

Management Fee Income

Unaudited (in thousands)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Fee Revenue:					
Management fees (1)	$ 6,366	$ 6,527	$ 6,063	$ 6,663	$ 6,074
Management fees (shared management) (2)	806	566	565	545	809
Reimbursements (3)	3,491	3,461	4,016	3,464	3,558
Subtotal	**$ 10,663**	**$ 10,554**	**$ 10,644**	**$ 10,672**	**$ 10,441**
Fee Expenses:					
Management expenses	$ 5,666	$ 4,877	$ 5,253	$ 4,058	$ 4,227
Reimbursed salaries and admin costs	3,491	3,461	4,016	3,464	3,558
Subtotal	**$ 9,157**	**$ 8,338**	**$ 9,269**	**$ 7,522**	**$ 7,785**
Management Fee Income	**$ 1,506**	**$ 2,216**	**$ 1,375**	**$ 3,150**	**$ 2,656**

(1) Includes 100% of fees earned from CXP's unconsolidated joint ventures, of which the following amounts are paid by CXP's pro rata interest in those joint ventures: $1.6 million (Q3 '21), $1.5 million (Q2 '21), $1.5 million (Q1 '21), $1.5 million (Q4 '20), and $1.0 million (Q3 '20).

(2) Reflects CXP's pro rata share of net management fee income earned through its interest in unconsolidated Real Estate Services Joint Ventures.

(3) Reflects reimbursements of salaries and insurance costs from third-party properties and properties owned by unconsolidated joint ventures.

Supplemental Information - Q3 2021 13

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Maintenance					
Building Capital	$ 897	$ 463	$ 1,187	$ 3,410	$ 1,618
Tenant Improvements	3,773	9,733	147	502	1,299
Leasing Commissions	423	777	535	848	171
Other Leasing Costs (2)	(1,606)	(5,503)	115	1,064	106
Total - Maintenance	**$ 3,487**	**$ 5,470**	**$ 1,984**	**$ 5,824**	**$ 3,194**
Investment					
Building Capital	$ 7,318	$ 6,304	$ 3,765	$ 2,055	$ 5,990
Tenant Improvements	(49)	208	621	5,465	(75)
Leasing Commissions	948	116	1	428	-
Other Leasing Costs (2)	12	-	-	-	-
Development Projects (see page 28)					
149 Madison Avenue (3)	7,729	4,212	2,763	2,782	(4,212) (4)
799 Broadway (5)	4,187	4,139	4,587	4,785	5,136
101 Franklin (6)	3,607	3,128	2,768	2,074	1,996
80 M Street (7)	11,358	8,596	9,992	5,767	6,301
Terminal Warehouse (8)	2,627	3,090	1,989	2,822	2,046
Total - Investment	**$ 37,737**	**$ 29,793**	**$ 26,486**	**$ 26,178**	**$ 17,182**
Maintenance & Investment					
Building Capital	$ 8,215	$ 6,767	$ 4,952	$ 5,465	$ 7,608
Tenant Improvements	3,724	9,941	768	5,967	1,224
Leasing Commissions	1,371	893	536	1,276	171
Other Leasing Costs (2)	(1,594)	(5,503)	115	1,064	106
Development Projects	29,508	23,165	22,099	18,230	11,267
Total - Maintenance & Investment	**$ 41,224**	**$ 35,263**	**$ 28,470**	**$ 32,002**	**$ 20,376**

(1) Includes CXP's ownership share of capital expenditures for properties held in joint ventures.
(2) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred.
(3) Amounts include capitalized interest of $1.0 million, $1.0 million, $0.9 million, $0.9 million, and $0.8 million, respectively.
(4) Includes $6.5 million WeWork capital obligation relieved by lease termination.
(5) Amounts include capitalized interest of $1.3 million, $1.2 million, $1.2 million, $1.2 million and $1.1 million, respectively.
(6) Amounts include capitalized interest of $1.7 million, $1.7 million, $1.7 million, $1.5 million, and $1.4 million, respectively.
(7) Amounts include capitalized interest of $255,000, $187,000, $111,000, $71,000, and $45,000, respectively.
(8) Amounts include capitalized interest of $0.8 million, $0.8 million, $0.8 million, $0.8 million, and $0.3 million, respectively.
NOTE: See page 35 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q3 2021 14

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 9/30/2021)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance		% of Total Debt
Mortgage Debt - Unconsolidated JV						
799 Broadway - Construction Loan	October-21	LIBOR + 425 bps	Floating	$ 77,912	(1)	4.8%
Market Square	July-23	5.07%	Fixed	165,750	(2)	10.3%
Terminal Warehouse - Construction Loan	July-25	LIBOR + 626 bps	Floating	59,671	(3)	3.7%
Weighted Average / Secured - Mortgage Notes	**1.7 Years**	**5.40%**		**$ 303,333**		**18.8%**
Debt Instrument - Unsecured	**Maturity**	**Rate**	**Rate Type**	**Balance**		**% of Total Debt**
Bank Facilities						
$150 Million Term Loan	July-22	3.07%	Fixed (4)	$ 150,000		9.3%
$650 Million Revolving Credit Facility	January-23	LIBOR + 90 bps	Floating (5)	164,000		10.1%
$300 Million Term Loan	January-24	2.55%	Fixed (6)	300,000		18.6%
Weighted Average / Bank Facilities	**1.7 Years**	**2.26%**		**$ 614,000**		**38.0%**
Bonds						
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000		21.6%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000		21.6%
Weighted Average / Bonds	**4.2 Years**	**3.90%**		**$ 700,000**		**43.2%**
Weighted Average / Unsecured	**3.0 Years**	**3.13%**		**$ 1,314,000**		**81.2%**
Weighted Average / Total Debt	**2.8 Years**	**3.56% (7)**		**$ 1,617,333**		**100.0%**
Debt - consolidated				$ 1,314,000		
Debt - unconsolidated				303,333		
Total Debt				**$ 1,617,333**		

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	3.1 Years	3.64%		$ 1,315,750	81.4%
Floating Rate Debt	0.7 Years	3.18%		301,583	18.6%
Total	**2.8 Years**	**3.56% (7)**		**$ 1,617,333**	**100.0%**

Debt Ratios	
Net Debt (Average) to Adjusted EBITDA*re* - Q3 2021 (8)	8.7x
Net Debt to Gross Real Estate Assets - 9/30/21 (8)	32.8%

(1) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance. The loan has a total capacity of $187 million and is subject to an interest rate agreement with a LIBOR floor of 1.00% and a cap of 4.00%. After exercising an extension option in October 2021, the loan matures on October 9, 2022, with one, one-year extension option.

(2) Reflects 51% of the mortgage balance of the Market Square Joint Venture.

(3) Reflects 8.65% of the Terminal Warehouse Joint Venture construction loan balance. The loan has a total capacity of $1,249 million, carries two, one-year extension options, and is subject to a LIBOR floor of 25 basis points. In connection with the execution of the construction loan, Columbia Property Trust, along with certain joint venture partners, entered into a $150.0 million completion guaranty.

(4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income.

(5) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options.

(6) Effective August 13, 2019, Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $300 Million Term Loan at 2.55% per annum and terminates on August 13, 2024. The spread of 1.00% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income.

(7) During third quarter of 2021, CXP's share of interest expense and capitalized interest were $9.2 million and $6.1 million, respectively.

(8) Net debt is calculated by reducing our debt balance for cash on hand.

Supplemental Information - Q3 2021 15

Unaudited (at 9/30/2021) Bond Covenant Compliance Metric Actual (9/30/21) Debt to Total Asset Value Ratio Max 60% 29.9% Interest Coverage Ratio Min 1.50x 2.58x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 236.9% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (9/30/21) Debt to Total Asset Value Ratio Max 60% 42.0% Fixed Charge Coverage Ratio Min 1.50x 3.02x Secured Debt to Total Asset Value Ratio Max 40% 7.9% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 49.7% Unencumbered Interest Coverage Ratio Min 1.75x 3.57x Supplemental Information - Q3 2021 16 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 9/30/2021) Secured Unsecured Unsecured % of Interest % of Gross Mortgage Debt Bank Facilities Bonds Total Debt Total Debt Rate (1) Real Estate Assets 77,912$ (2) - - 77,912 4.8% 5.25% 1.6% - 150,000 - 150,000 9.3% 3.07% 3.2% 165,750 164,000 - 329,750 20.4% 3.04% 7.0% - 300,000 - 300,000 18.6% 2.55% 6.3% 59,671 - 350,000 409,671 25.3% 4.49% 8.6% - - 350,000 350,000 21.6% 3.65% 7.4% 303,333$ 614,000$ 700,000$ 1,617,333$ 100.0% 3.56% 34.1% 18.8% 38.0% 43.2% Supplemental Information - Q3 2021 17 (2) After exercising an extension option in October 2021, the 799 Broadway Joint Venture construction loan matures on October 9, 2022. 2022 2023 (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Columbia Property Trust, Inc. Debt Maturities Maturity 2025 2026 Total % of Total Debt 2021 2024 $78 $166 $60 $150 $300 $164 $350 $350 $0 $100 $200 $300 $400 $500 2021 2022 2023 2024 2025 2026 Maturity Schedule ($M) Mortgage Debt - JV Term Loans Line of Credit Bonds 4.49% 3.07% 3.65% 3.04% 5.25% 2.55%

Columbia Property Trust, Inc.

Summary of Unconsolidated Joint Ventures

Unaudited ($ in thousands) (at 9/30/2021)

Property	CXP Ownership		Investment in Unconsolidated Joint Venture	
Market Square	51%	$	131,385	(1)
333 Market Street	55%		262,969	
University Circle	55%		272,659	
114 5th Avenue	49.5%		64,984	
1800 M Street	55%		222,425	
221 Main Street	55%		212,081	
799 Broadway	49.7% (2)		58,934	(3)
Terminal Warehouse	8.65% (2)		50,704	(4)
Real Estate Services Joint Ventures	Various		679	
Investment in Unconsolidated Joint Ventures (page 7)		**$**	**1,276,820**	**(5)**

(1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 15).

(2) CXP owns the following additional interests in properties owned by unconsolidated joint ventures through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%) and Terminal Warehouse (0.06%).

(3) 799 Broadway Joint Venture holds a construction loan with a balance of $156.8 million. CXP's ownership share is $77.9 million (see page 15).

(4) Terminal Warehouse Joint Venture holds a $689.8 million mortgage note. CXP's ownership share is $59.7 million (see page 15).

(5) Includes basis differences (see footnote 3 page 7).

Supplemental Information - Q3 2021 18

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 9/30/2021)

Property	Market	CXP Ownership Share	Secured Debt?	Gross Real Estate Assets (1)		Annualized Lease Revenue (ALR)	Net Operating Income - Q3 2021 (based on GAAP rents)	Net Operating Income - Q3 2021 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 516,545		$ 36,038	$ 5,809	$ 6,009
315 Park Avenue South	New York, NY	100%		408,275		29,866	3,940	4,177
249 West 17th Street	New York, NY	100%		348,976		26,798	5,730	5,133
95 Columbus	Jersey City, NJ	100%		220,795		18,427	2,305	(591)
218 West 18th Street	New York, NY	100%		183,877		14,167	2,939	2,737
114 5th Avenue	New York, NY	49.5%		211,726	(2)	18,112 (2)	880 (2)	2,100 (2)
149 Madison Avenue	New York, NY	100%		133,402		- (3)	(37)	(37)
799 Broadway	New York, NY	49.7% (4)	Yes	139,977	(2)	- (3)	(83) (2)	(83) (2)
101 Franklin (f/k/a 250 Church St)	New York, NY	92.5% (4)		228,831	(5)	- (3)	-	-
Terminal Warehouse	New York, NY	8.65% (4)	Yes	111,166	(2)	- (3)	15 (2)	(60) (2)
Subtotal - New York				2,503,570	53%	143,408	21,498	19,385
650 California Street	San Francisco, CA	100%		341,086		38,426	6,008	6,138
333 Market Street	San Francisco, CA	55%		276,499	(2)	14,877 (2) (6)	4,713 (2)	3,245 (2)
221 Main Street	San Francisco, CA	55%		213,386	(2)	19,152 (2)	3,109 (2)	3,061 (2)
University Circle	East Palo Alto, CA	55%		288,063	(2)	18,607 (2)	2,698 (2)	2,839 (2)
201 California Street	San Francisco, CA	100%		251,020		18,485	3,140	2,745
Subtotal - San Francisco				1,370,054	29%	109,547	19,668	18,028
Market Square	Washington, D.C.	51%	Yes	312,444	(2)	25,878 (2)	3,091 (2)	3,270 (2)
1800 M Street	Washington, D.C.	55%		242,849	(2)	21,374 (2)	3,374 (2)	3,133 (2)
80 M Street	Washington, D.C.	100%		156,888		11,154	1,145	1,385
Subtotal - Washington, D.C.				712,181	15%	58,406	7,610	7,788
116 Huntington Avenue	Boston, MA	100%		143,125	3%	15,725	2,514	2,388
Corporate & Other				7,470		-	(495) (7)	(495) (7)
Total - All Properties				**$ 4,736,400**		**$ 327,086**	**$ 50,795**	**$ 47,094**
Total - Consolidated Properties				**$ 2,940,290**		**$ 209,086**	**$ 32,998**	**$ 29,589**
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,796,110**		**$ 118,000**	**$ 17,797**	**$ 17,505**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 7).

(3) Excluded as the property is currently under redevelopment / development.

(4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

(5) Reflects 100% of the property, which is owned by a consolidated joint venture in which CXP owns a 92.5% interest.

(6) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(7) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties.

Supplemental Information - Q3 2021 19

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 9/30/2021)

Property	Market	CXP Ownership Share	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	422	87.6%	87.6%	87.6%
315 Park Avenue South	New York, NY	100%	332	323	97.3%	97.3%	97.3%
249 West 17th Street	New York, NY	100%	281	278	98.9%	98.9%	98.9%
95 Columbus	Jersey City, NJ	100%	652	462	70.9%	70.9%	21.8%
218 West 18th Street	New York, NY	100%	166	166	100.0%	100.0%	100.0%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	- (3)	- (3)	- (3)
799 Broadway	New York, NY	49.7% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
101 Franklin (f/k/a 250 Church St)	New York, NY	92.5% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
Terminal Warehouse	New York, NY	8.65% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
Subtotal - New York			2,087	1,825	87.4%	87.5%	72.1%
650 California Street	San Francisco, CA	100%	471	450	95.5%	92.1%	88.8%
333 Market Street	San Francisco, CA	55%	361 (2)	361 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	55%	213 (2)	203 (2)	95.3%	93.6%	94.9%
University Circle	East Palo Alto, CA	55%	250 (2)	152 (2)	60.8%	60.8%	59.6%
201 California Street	San Francisco, CA	100%	259	210	81.1%	81.1%	81.7%
Subtotal - San Francisco			1,554	1,376	88.5%	87.3%	86.4%
Market Square	Washington, D.C.	51%	346 (2)	282 (2)	81.5%	81.5%	82.7%
1800 M Street	Washington, D.C.	55%	311 (2)	306 (2)	98.4%	97.6%	97.1%
80 M Street	Washington, D.C.	100%	238 (5)	189	79.4%	77.9%	80.9%
Subtotal - Washington, D.C.			895	777	86.8%	86.1%	87.2%
116 Huntington Avenue	Boston, MA	100%	272	247	90.8%	86.0%	81.5%
Total - All Properties			**4,808**	**4,225**	**87.9%**	**87.1%**	**80.1%**
Total - All Properties (at 100%)			**6,247 (6)**	**5,510 (6)**			

(1) Measured based on the total square feet of leases that have commenced and are billing rents to tenants, divided by total rentable square feet. Reflects monthly average for the quarter.

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.

(3) Excluded as the property is currently under redevelopment / development.

(4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

(5) Temporarily reduced building rentable square footage for the 7th floor which was removed from service during the first quarter 2020 upon commencement of the vertical expansion project.

(6) Includes 100% of properties held in joint ventures.

Supplemental Information - Q3 2021 20

Unaudited (SF in thousands) (at 9/30/2021) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of June 30, 2021 4,786 4,476 93.5% Leasing Activity New Leases (2) 22 40 Lease Expirations/Early Terminations - (291) Net Absorption 22 (251) As of September 30, 2021 4,808 4,225 87.9% Supplemental Information - Q3 2021 21 Columbia Property Trust, Inc. Occupancy Summary (1) (1) Excludes 149 Madison, 799 Broadway, 101 Franklin, Terminal Warehouse, and 80 M Street (expansion space and 7th floor) which are currently under redevelopment / development. (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. 96.3% 95.6% 94.0% 93.5% 87.9% 75% 80% 85% 90% 95% 100% 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 Percent Leased

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

			Three Months Ended		
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Renewal Leases					
Number of Leases	2	8	6	3	3
Square Feet of Leasing (at 100%)	14,123	48,141	47,498	17,267	15,057
Square Feet of Leasing (at CXP's share) (1)	7,768	44,039	38,646	9,282	10,374
Lease Term (months)	61	87	44	71	63
Tenant Improvements per Square Foot	25.33	51.79	12.96	40.00	15.50
Leasing Commissions per Square Foot	21.82	16.09	16.80	30.81	24.83
Total per Square Foot	$ 47.15	$ 67.88	$ 29.76	$ 70.81	$ 40.33
Tenant Improvements per Square Foot per Year of Lease Term	4.95	7.13	3.55	6.74	2.97
Leasing Commissions per Square Foot per Year of Lease Term	4.26	2.21	4.60	5.19	4.76
Total per Square Foot per Year	$ 9.21	$ 9.34	$ 8.15	$ 11.93	$ 7.73
Cash Rent Releasing Spread (2)	**-9.6%**	**0.4%**	**0.7%**	**3.3%**	**0.8%**
GAAP Rent Releasing Spread (2)	**-6.0%**	**16.6%**	**5.8%**	**18.7%**	**5.6%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	1	3	-	-	-
Square Feet of Leasing (at 100%)	24,689	11,360	-	-	-
Square Feet of Leasing (at CXP's share) (1)	12,270	5,988	-	-	-
Lease Term (months)	142	63	-	-	-
Tenant Improvements per Square Foot	170.00	19.93	-	-	-
Leasing Commissions per Square Foot	71.96	23.20	-	-	-
Total per Square Foot	$ 241.96	$ 43.13	$ -	$ -	$ -
Tenant Improvements per Square Foot per Year of Lease Term	14.37	3.79	-	-	-
Leasing Commissions per Square Foot per Year of Lease Term	6.08	4.41	-	-	-
Total per Square Foot per Year	$ 20.45	$ 8.20	$ -	$ -	$ -
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	4	4	2	2	-
Square Feet of Leasing (at 100%)	20,928	15,611	21,530	17,002	-
Square Feet of Leasing (at CXP's share) (1)	17,837	13,435	18,855	15,842	-
Lease Term (months)	85	58	65	76	-
Tenant Improvements per Square Foot	84.20	56.22	53.79	63	-
Leasing Commissions per Square Foot	21.31	15.47	20.57	46	-
Total per Square Foot	$ 105.51	$ 71.69	$ 74.36	$ 108.40	$ -
Tenant Improvements per Square Foot per Year of Lease Term	11.87	11.69	9.90	10	-
Leasing Commissions per Square Foot per Year of Lease Term	3.00	3.22	3.79	7	-
Total per Square Foot per Year	$ 14.87	$ 14.91	$ 13.69	$ 17.05	$ -
Cash Rent Releasing Spread (2)	**43.4%**	**4.6%**	**21.2%**	**5.3%**	**-**
GAAP Rent Releasing Spread (2)	**64.3%**	**13.1%**	**24.1%**	**21.2%**	**-**
Total Leases					
Number of Leases	7	15	8	5	3
Square Feet of Leasing (at 100%)	59,740	75,112	69,028	34,269	15,057
Square Feet of Leasing (at CXP's share) (1)	37,875	63,462	57,501	25,124	10,374
Lease Term (months)	121	79	57	75	63
Tenant Improvements per Square Foot	136.22	50.04	37.89	57.25	15.50
Leasing Commissions per Square Foot	55.26	16.55	19.10	42.04	24.83
Total per Square Foot	$ 191.48	$ 66.59	$ 56.99	$ 99.29	$ 40.33
Tenant Improvements per Square Foot per Year of Lease Term	11.26	7.78	5.63	8.72	2.97
Leasing Commissions per Square Foot per Year of Lease Term	4.26	2.63	4.33	6.44	4.76
Total per Square Foot per Year	$ 15.52	$ 10.41	$ 9.96	$ 15.16	$ 7.73
Cash Rent Releasing Spread (2)	**28.7%**	**1.3%**	**13.2%**	**4.8%**	**0.8%**
GAAP Rent Releasing Spread (2)	**44.7%**	**15.9%**	**17.0%**	**20.6%**	**5.6%**

(1) Reflects CXP's ownership share for properties held in joint ventures.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q3 2021 22

Unaudited (SF & $ in thousands) (at 9/30/2021) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 583 12.1% 2,083 0.6% 34 0.7% 24,628 7.5% 324 6.7% 37,843 11.6% 427 8.9% 21,699 6.6% 222 4.6% 53,992 16.5% 642 13.4% 44,966 13.8% 767 16.0% 13,216 4.0% 156 3.2% 9,129 2.8% 109 2.3% 20,381 6.2% 258 5.4% 45,722 14.0% 504 10.5% 4,210 1.3% 49 1.0% 3,443 1.1% 42 0.9% 17,734 5.4% 237 4.9% 7,466 2.3% 72 1.5% 20,574 6.3% 382 7.9% 327,086$ 100.0% 4,808 100.0% Supplemental Information - Q3 2021 23 2033 2034 2035+ Total NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 2032 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Vacant Columbia Property Trust, Inc. Lease Expiration Schedule Year 0.6% 7.5% 11.6% 6.6% 16.5% 13.8% 4.0% 2.8% 6.2% 14.0% 1.3% 1.1% 5.4% 2.3% 6.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (SF & $ in thousands)

	New York (1)			San Francisco (1)			Washington, D.C. (1)		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q4 2021	-	-	-	6	569	94.83	14	839	59.93
Total - 2021	-	-	-	6	569	94.83	14	839	59.93
Q1 2022	-	-	-	7	593	84.71	20	1,740	87.00
Q2 2022	32	2,601	81.28	15	1,368	91.20	14	898	64.14
Q3 2022	52	4,181	80.40	20	2,063	103.15	7	514	73.43
Q4 2022	27	2,723	100.85	14	1,219	87.07	60	3,487	58.12
Total - 2022	111	9,505	85.63	56	5,243	93.63	101	6,639	65.73
2023	76	6,220	81.84	229	23,244	101.50	53	3,990	75.28
2024	36	4,185	116.25	153	14,900	97.39	32	2,482	77.56
2025	336	28,878	85.95	165	16,059	97.33	129	8,401	65.12
Thereafter	1,266	94,620	74.74	767	49,532	64.58	448	36,055	80.48
Total	**1,825**	**$ 143,408**	**$ 78.58**	**1,376**	**$ 109,547**	**$ 79.61**	**777**	**$ 58,406**	**$ 75.17**

	Boston			All Markets		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q4 2021	14	675	48.21	34	2,083	61.26
Total - 2021	14	675	48.21	34	2,083	61.26
Q1 2022	3	114	38.00	30	2,447	81.57
Q2 2022	29	1,607	55.41	90	6,474	71.93
Q3 2022	19	1,224	64.42	98	7,982	81.45
Q4 2022	5	296	59.20	106	7,725	72.88
Total - 2022	56	3,241	57.88	324	24,628	76.01
2023	69	4,389	63.61	427	37,843	88.63
2024	1	132	132.00	222	21,699	97.74
2025	12	654	54.50	642	53,992	84.10
Thereafter	95	6,634	69.83	2,576	186,841	72.53
Total	**247**	**$ 15,725**	**$ 63.66**	**4,225**	**$ 327,086**	**$ 77.42**

(1) Reflects CXP's ownership share for properties held in joint ventures.

(2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q3 2021 24

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 9/30/2021)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
Twitter	BB+	2	$ 21,573	6.6%	230	5.4%	8.2
Yahoo! / Verizon Corporate Services	BBB+	1	16,651	5.1%	193	4.6%	3.8
Wells Fargo Bank N.A.	A+	3	16,122	4.9%	371	8.8%	4.9
Snap Inc.	Not Rated	1	13,328	4.1%	154	3.6%	11.3
Pershing LLC	A	1	12,236	3.7%	320	7.6%	15.4
DocuSign, Inc.	Not Rated	1	8,140	2.5%	84	2.0%	2.8
DLA Piper US, LLP	Not Rated	1	8,085	2.5%	65	1.5%	1.8
WeWork Companies Inc.	CCC+	2	7,385	2.2%	129	3.1%	9.5
Affirm, Inc.	Not Rated	1	6,878	2.1%	81	1.9%	4.5
Room & Board	Not Rated	1	6,201	1.9%	60	1.4%	13.1
Quality Technology Services	BB-	1	5,420	1.7%	127	3.0%	5.0
Gemini Trust Company, LLC	Not Rated	1	4,860	1.5%	51	1.2%	7.7
Pitchbook	Not Rated	1	4,736	1.4%	51	1.2%	8.4
BDG Media, Inc.	Not Rated	1	4,552	1.4%	51	1.2%	7.1
Amazon	AA-	1	4,498	1.4%	38	0.9%	9.8
ORC International	Not Rated	1	4,468	1.4%	57	1.4%	3.8
Oracle America, Inc.	A+	1	4,145	1.3%	51	1.2%	0.8
Edison Electric Institute	Not Rated	1	3,596	1.1%	40	1.0%	8.7
Mastercard International	A+	1	3,310	1.0%	38	0.9%	3.3
Equinox	Not Rated	1	3,300	1.0%	44	1.0%	15.5
Subtotal - Top 20			**$ 159,484**	**48.8%**	**2,235**	**52.9%**	**7.3**
All other			167,602	51.2%	1,990	47.1%	4.2
Total			**$ 327,086**	**100.0%**	**4,225**	**100.0%**	**5.7**

Tenant Industry Profile (2)


Business Services
32%
Depository Institutions
11%
Engineering and Management Services
8%
Legal Services
8%
Nondepository Institutions
5%
Real Estate
4%
Security and Commodity Brokers
4%
Holding & Other Investment Offices
3%
Health Services
2%
Printing & Publishing
2%
Other
21%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the S&P Global Ratings credit rating has been provided.

(2) Includes CXP's ownership share of ALR for properties held in joint ventures.

(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q3 2021 25

Columbia Property Trust, Inc.

Transaction Activity (1/1/19 - 10/27/21) - Acquisitions

Unaudited ($ in thousands)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
201 California Street	San Francisco, CA	12/9/2019	100%	$ 238,900	252,183	$ 947	98.8%
Total - Acquisitions (excluding Joint Ventures)				**$ 238,900**	**252,183**		

Property Purchased for Development in Joint Venture	Location	Closing Date	% Purchased	Purchase Value @ 100%	Approximate Developable Square Footage	Expected Delivery Date
Terminal Warehouse	New York, NY	3/13/2020	8.65%	$ 1,088,500	1,230,000	Q2 2023
101 Franklin Street (f/k/a 250 Church Street)	New York, NY	12/2/2019	92.5%	205,500	235,000	TBD
Total - Joint Ventures (Development)				**$ 1,294,000**	**1,465,000**	

Supplemental Information - Q3 2021 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/19 - 10/27/21) - Dispositions

Unaudited ($ in thousands)

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
Pasadena Corporate Park	Los Angeles, CA	3/31/2020	100%	$ 78,000	261,677	298	94.3%
Cranberry Woods Drive	Pittsburgh, PA	1/16/2020	100%	180,000	823,979	218	100.0%
Lindbergh Center	Atlanta, GA	9/26/2019	100%	187,000	1,105,000	169	98.8%
One & Three Glenlake	Atlanta, GA	4/15/2019	100%	227,500	710,832	320	100.0%
Total - Dispositions (excluding Joint Ventures)				**$ 672,500**	**2,901,488**		
Property Contributed to Joint Venture	**Location**	**Closing Date**	**% Sold / Retained**	**Contributed Value @ 100%**	**Rentable Square Footage**	**$ / SF**	**% Leased at Closing Date**
221 Main Street	San Francisco, CA	10/8/2020	45% / 55%	$ 400,000	383,882	1,042	97.4%
Total - Joint Ventures				**$ 400,000**	**383,882**		

Supplemental Information - Q3 2021 27

Columbia Property Trust, Inc.

Development Projects

Unaudited ($ in thousands)

Project / Location	CXP Ownership Share (1)	Approximate Square Feet	Project Start	Estimated Initial Occupancy	% Leased
149 Madison Avenue Redevelopment New York, NY	100%	121,000	Q4 2017	Q1 2022	0%
799 Broadway New York, NY	49.7%	182,000	Q4 2018	Q4 2021	14%
80 M Street Vertical Expansion Washington, D.C.	100%	105,000	Q2 2020	Q2 2022	57%
101 Franklin Street (f/k/a 250 Church St) Redevelopment New York, NY	92.5%	235,000	TBD	TBD	0%
Terminal Warehouse Redevelopment New York, NY	8.65%	1,230,000	Q2 2021	Q2 2023	0%

Project / Location	CXP Share								
	Balance at 9/30/21			Remainder to Complete (estimated)			Total Investment		
	Equity	Debt	Total	Equity	Debt	Total	Equity	Debt	Total
149 Madison Avenue Redevelopment New York, NY	$ 133,401	$ -	$ 133,401	$ 37,609	$ -	$ 37,609	$ 171,010	$ -	$ 171,010
799 Broadway New York, NY	$ 53,662	$ 77,912	$ 131,574	$ 4,941	$ 15,027	$ 19,968	$ 58,603	$ 92,939	$ 151,542
80 M Street Vertical Expansion Washington, D.C.	$ 52,882	$ -	$ 52,882	$ 42,918	$ -	$ 42,918	$ 95,800	$ -	$ 95,800
101 Franklin Street (f/k/a 250 Church St) Redevelopment New York, NY	$ 212,832	$ -	$ 212,832	TBD	TBD	TBD	TBD	TBD	TBD
Terminal Warehouse Redevelopment New York, NY	$ 50,556	$ 59,671	$ 110,227	$ 6,530	$ 45,316	$ 51,846	$ 57,086	$ 104,987	$ 162,073

(1) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

Supplemental Information - Q3 2021 28

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net income (loss) attributable to CXP stockholders	$ (10,153)	$ (5,877)	$ 477	$ 98,968	$ 5,367
Depreciation	15,795	15,472	16,531	15,367	17,378
Amortization	4,719	4,878	4,844	6,868	9,584
Adjustments included in income (loss) from unconsolidated joint ventures	14,519	14,711	14,737	15,295	12,795
Gain on sale of real estate assets	-	-	-	(175,272)	-
FFO	$ 24,880	$ 29,184	$ 36,589	$ (38,774)	$ 45,124
Adjustments included in income (loss) from unconsolidated joint ventures	-	-	-	-	9
Acquisition and restructuring costs	-	-	-	6,174	391
Strategic review costs	2,841	6,454	2,356	-	-
Non-cash compensation expense - OP units	1,527	1,510	1,831	3,190	3,190
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(149)	(129)	(129)	(136)	(134)
Impairment loss on goodwill	-	-	-	63,806	-
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	5,882	36	97	2,838	191
Normalized FFO	$ 34,981	$ 37,055	$ 40,744	$ 37,098	$ 48,771
Normalized FFO per share/unit (Basic)	$ 0.30	$ 0.32	$ 0.35	$ 0.32	$ 0.42
Normalized FFO per share/unit (Diluted)	$ 0.30	$ 0.31	$ 0.35	$ 0.32	$ 0.42
Weighted-average common shares/units outstanding - Basic	117,406	117,388	117,359	117,190	117,189
Weighted-average common shares/units outstanding - Diluted	117,406	117,901	117,851	117,213	117,189

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net Cash Provided by Operating Activities	$ 33,557	$ 23,107	$ 19,241	$ 24,390	$ 35,655
Adjustments included in income (loss) from unconsolidated joint ventures	15,393	16,887	21,043	15,309	12,127
Distributions from unconsolidated joint ventures	(6,984)	(8,651)	(7,750)	(7,363)	(5,044)
Net changes in operating assets and liabilities	(10,658)	1,378	6,090	3,925	(801)
Non-cash compensation expense in acquisition costs	-	-	-	(2,935)	(1)
Acquisition and restructuring costs	-	-	-	6,174	391
Market value adjustment to investment in Real Estate Funds	(200)	(166)	(239)	(121)	(192)
Maintenance capital (1) (2)	(3,487)	(5,470)	(1,984)	(5,824)	(3,194)
AFFO	$ 27,621	$ 27,085	$ 36,401	$ 33,555	$ 38,941
Weighted-average common shares/units outstanding - Basic	117,406	117,388	117,359	117,190	117,189
Weighted-average common shares/units outstanding - Diluted	117,406	117,901	117,851	117,213	117,189

(1) See page 35 of this supplemental report for a description of Maintenance Capital and page 14 for more details on capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q3 2021 29

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net Operating Income (based on GAAP rents)	$ **50,795**	$ **52,917**	$ **57,214**	$ **50,462**	$ **67,366**
Straight-line rental income, net (wholly-owned)	(2,708)	(37)	(1,634)	3,543	(5,079)
Straight-line rental income, net (joint venture)	1,436	1,521	1,389	1,037	508
Above/below market lease amortization, net(wholly-owned)	(1,022)	(691)	(679)	(2,233)	(1,858)
Above/below market lease amortization, net (joint venture)	(1,999)	(2,041)	(2,072)	(3,001)	(3,221)
Lease incentive amortization (wholly-owned)	320	273	204	162	170
Lease incentive amortization (joint venture)	272	279	276	274	278
Net Operating Income (based on cash rents)	$ **47,094**	$ **52,221**	$ **54,698**	$ **50,244**	$ **58,164**

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
FFO	$ **24,880**	$ **29,184**	$ **36,589**	$ **(38,774)**	$ **45,124**
Adjustments included in income (loss) from unconsolidated joint ventures	-	-	-	-	9
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(149)	(129)	(129)	(136)	(134)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	5,882	36	97	2,838	191
Acquisition and restructuring costs	-	-	-	6,174	391
Strategic review costs	2,841	6,454	2,356	-	-
Impairment loss on goodwill	-	-	-	63,806	-
Non-cash compensation expense - OP units	1,527	1,510	1,831	3,190	3,190
Normalized FFO	$ **34,981**	$ **37,055**	$ **40,744**	$ **37,098**	$ **48,771**
Above/below market lease amortization, net	(1,022)	(691)	(679)	(2,233)	(1,858)
Straight-line rental income, net	(2,708)	(37)	(1,634)	3,543	(5,079)
Lease incentive amortization	320	273	204	162	170
Strategic review costs	(2,841)	(6,454)	(2,356)	-	-
Non-cash compensation expense - stock	2,439	2,437	2,314	2,282	2,197
Non-cash interest expense	645	643	643	643	643
Non-cash operating lease expense - G&A	(40)	(40)	(50)	(32)	(30)
Other non-cash adjustments included in income (loss) from unconsolidated joint ventures	(666)	(631)	(801)	(2,084)	(2,679)
Total other non-cash adjustments	(3,873)	(4,500)	(2,359)	2,281	(6,636)
Maintenance capital (1) (2)	(3,487)	(5,470)	(1,984)	(5,824)	(3,194)
AFFO	$ **27,621**	$ **27,085**	$ **36,401**	$ **33,555**	$ **38,941**
Weighted-average common shares/units outstanding - Basic	117,406	117,388	117,359	117,190	117,189
Weighted-average common shares/units outstanding - Diluted	117,406	117,901	117,851	117,213	117,189

(1) See page 35 of this supplemental report for a description of Maintenance Capital and page 14 for more details on capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q3 2021 30

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net income (loss) attributable to CXP stockholders	$ (10,153)	$ (5,877)	$ 477	$ 98,968	$ 5,367
Interest expense (net)	7,311	7,380	7,535	8,323	9,415
Income tax expense	(11)	447	(329)	(760)	383
Depreciation	15,795	15,472	16,531	15,367	17,378
Amortization	4,719	4,878	4,844	6,868	9,584
Adjustments included in income (loss) from unconsolidated joint ventures	16,362	16,416	16,443	16,996	15,140
EBITDA	$ 34,023	$ 38,716	$ 45,501	$ 145,762	$ 57,267
Gain on sale of real estate assets	-	-	-	(175,272)	-
EBITDA*re*	$ 34,023	$ 38,716	$ 45,501	$ (29,510)	$ 57,267
Acquisition and restructuring costs	-	-	-	6,174	391
Strategic review costs	2,841	6,454	2,356	-	-
Non-cash compensation expense - OP units	1,527	1,510	1,831	3,190	3,190
Impairment loss on goodwill	-	-	-	63,806	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(149)	(129)	(129)	(136)	(134)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	5,882	36	97	2,838	191
Adjusted EBITDA*re*	$ 44,124	$ 46,587	$ 49,656	$ 46,362	$ 60,905
Management fee revenues	(9,858)	(9,988)	(10,079)	(10,127)	(9,632)
Management fee revenues - unconsolidated (1)	(806)	(566)	(565)	(545)	(809)
General and administrative	7,588	7,732	7,945	6,405	8,325
Management fee expense	9,157	8,338	9,269	7,522	7,785
Straight line rental income (net)	(2,708)	(37)	(1,634)	3,543	(5,079)
Above/below market lease amortization, net	(1,022)	(691)	(679)	(2,233)	(1,858)
Lease incentive amortization	320	273	204	162	170
Market value adjustment to investment in Real Estate Funds	200	165	239	121	192
Other income	(311)	-	-	-	-
Adjustments included in income (loss) from unconsolidated joint ventures	410	408	342	(966)	(1,835)
Net Operating Income (based on cash rents)	$ 47,094	$ 52,221	$ 54,698	$ 50,244	$ 58,164
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)	(17,648)	(19,148)	(23,436)	(18,022)	(17,136)
Less Net Operating Income from:					
Acquisitions / Development (3), (4)	180	84	145	234	(6,333)
Dispositions (5)	-	(41)	(1)	(182)	(2,084)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (6)	$ 29,626	$ 33,116	$ 31,406	$ 32,274	$ 32,611

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(3) No properties have been acquired since July 1, 2020.

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following property sold since July 1, 2020, for all periods presented: 221 Main Street (45% share).

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q3 2021 31

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Nine Months Ended			
		9/30/2021		9/30/2020
Net income (loss) attributable to CXP stockholders	$	**(15,553)**	$	**16,742**
Interest expense (net)		22,226		28,417
Income tax expense		107		(2,045)
Depreciation		47,798		53,087
Amortization		14,441		23,710
Adjustments included in income (loss) from unconsolidated joint ventures		49,221		45,505
EBITDA	$	**118,240**	$	**165,416**
Gain on sale of real estate assets		-		(13,361)
EBITDA*re*	$	**118,240**	$	**152,055**
Acquisition and restructuring costs		-		12,830
Strategic review costs		11,651		-
Non-cash compensation expense - OP units		4,868		8,703
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture		(407)		(392)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership		6,015		388
Adjusted EBITDA*re*	$	**140,367**	$	**173,584**
Management fee revenues		(29,925)		(28,319)
Management fee revenues - unconsolidated (1)		(1,937)		(1,665)
General and administrative		23,265		25,713
Management fee expense		26,764		23,961
Straight line rental income (net)		(4,379)		(10,604)
Above/below market lease amortization, net		(2,392)		(4,923)
Lease incentive amortization		797		521
Market value adjustment to investment in Real Estate Funds		604		579
Other income		(311)		-
Adjustments included in income (loss) from unconsolidated joint ventures		1,160		(4,750)
Net Operating Income (based on cash rents)	$	**154,013**	$	**174,097**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)		(60,232)		(54,156)
Less Net Operating Income from:				
Acquisitions / Development (3), (4)		409		(6,188)
Dispositions (5)		(42)		(8,506)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (6)	$	**94,148**	$	**105,247**

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(3) No properties have been acquired since January 1, 2020.

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following properties sold since January 1, 2020, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, and Cranberry Woods Drive.

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q3 2021 32

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	9/30/2021	**6/30/2021**	**3/31/2021**	**12/31/2020**	**9/30/2020**
Net income (loss) attributable to CXP stockholders	$ (10,153)	$ (5,877)	$ 477	$ 98,968	$ 5,367
Interest expense (net)	7,311	7,380	7,535	8,323	9,415
Income tax expense	(11)	447	(329)	(760)	383
Depreciation	15,795	15,472	16,531	15,367	17,378
Amortization	4,719	4,878	4,844	6,868	9,584
Adjustments included in income (loss) from unconsolidated joint ventures	16,362	16,416	16,443	16,996	15,140
EBITDA	$ 34,023	$ 38,716	$ 45,501	$ 145,762	$ 57,267
Gain on sale of real estate assets	-	-	-	(175,272)	-
EBITDA*re*	$ 34,023	$ 38,716	$ 45,501	$ (29,510)	$ 57,267
Acquisition and restructuring costs	-	-	-	6,174	391
Strategic review costs	2,841	6,454	2,356	-	-
Non-cash compensation expense - OP units	1,527	1,510	1,831	3,190	3,190
Impairment loss on goodwill	-	-	-	63,806	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(149)	(129)	(129)	(136)	(134)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	5,882	36	97	2,838	191
Adjusted EBITDA*re*	$ 44,124	$ 46,587	$ 49,656	$ 46,362	$ 60,905
Management fee revenues	(9,858)	(9,988)	(10,079)	(10,127)	(9,632)
Management fee revenues - unconsolidated (1)	(806)	(566)	(565)	(545)	(809)
General and administrative	7,588	7,732	7,945	6,405	8,325
Management fee expense	9,157	8,338	9,269	7,522	7,785
Market value adjustment to investment in Real Estate Funds	200	165	239	121	192
Other income	(311)	-	-	-	-
Adjustments included in income (loss) from unconsolidated joint ventures	701	649	749	724	600
Net Operating Income (based on GAAP rents)	$ 50,795	$ 52,917	$ 57,214	$ 50,462	$ 67,366
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)	(17,865)	(19,338)	(23,774)	(18,761)	(19,297)
Less Net Operating Income from:					
Acquisitions / Development (3), (4)	105	34	76	(726)	(7,003)
Dispositions (5)	-	(41)	(1)	(189)	(2,407)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (6)	$ 33,035	$ 33,572	$ 33,515	$ 30,786	$ 38,659

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(3) No properties have been acquired since April 1, 2020.

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following property sold since April 1, 2020, for all periods presented: 221 Main Street (45% share).

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q3 2021 33

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Nine Months Ended	
	9/30/2021	9/30/2020
Net income (loss) attributable to CXP stockholders	$ (15,553)	$ 16,742
Interest expense (net)	22,226	28,417
Income tax expense	107	(2,045)
Depreciation	47,798	53,087
Amortization	14,441	23,710
Adjustments included in income (loss) from unconsolidated joint ventures	49,221	45,505
EBITDA	$ 118,240	$ 165,416
Gain on sale of real estate assets	-	(13,361)
EBITDA*re*	$ 118,240	$ 152,055
Acquisition and restructuring costs	-	12,830
Strategic review costs	11,651	-
Non-cash compensation expense - OP units	4,868	8,703
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(407)	(392)
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	6,015	388
Adjusted EBITDA*re*	$ 140,367	$ 173,584
Management fee revenues	(29,925)	(28,319)
Management fee revenues - unconsolidated (1)	(1,937)	(1,665)
General and administrative	23,265	25,713
Management fee expense	26,764	23,961
Market value adjustment to investment in Real Estate Funds	604	579
Other income	(311)	-
Adjustments included in income (loss) from unconsolidated joint ventures	2,099	1,878
Net Operating Income (based on GAAP rents)	$ 160,926	$ 195,731
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)	(60,977)	(59,917)
Less Net Operating Income from:		
Acquisitions / Development (3), (4)	215	(7,594)
Dispositions (5)	(42)	(8,689)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (6)	$ 100,122	$ 119,531

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(3) No properties have been acquired since January 1, 2020.

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following properties sold since January 1, 2020, for all periods presented: 221 Main Street (45% share), Pasadena Corporate Park, and Cranberry Woods Drive.

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q3 2021 34

Supplemental Information - Q3 2021 35 EBITDAre : The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions, first generation leasing, and all other types of Investment Capital, as defined below. Investment Capital: Capital expenditures incurred for development and redevelopment projects; to bring properties up to our ownership standards; to expand or repurpose building functionality; to increase property's revenue-generating capability; to lease space to first generation tenants; or to lease space that has been vacant for more than one year. All costs incurred within 36 months of acquisition are considered Investment Capital. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps, (ii) losses and gains on early extinguishment of debt, and (iii) strategic review costs. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Definitions - Other EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. These non- GAAP measures should not be viewed as alternative measurements of our operating performance calculated in accordance with GAAP. Other companies may calculate these measures differently and our calculation should not be compared to that of other companies. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences in payments and receipts (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) maintenance capital expenditures (see definition below), and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. AFFO excludes revenues for deferred rental billings. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps, plus strategic review costs.